SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
              SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant / /

Filed by a Party other than the Registrant / /

Check the appropriate box:
       / / Preliminary proxy statement
       /x/ Definitive proxy statement
       / / Definitive additional materials
       / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

            PAINEWEBBER PREMIER INSURED MUNICIPAL INCOME FUND INC.
                (Name of Registrant as Specified In Its Charter)

                                (Same as Above)
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
      / / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
            14a-6(j)(2).*
      / / $500 per each party to the controversy pursuant to Exchange Act
            Rule 14a-6(i)(3).
      / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

      (4) Proposed maximum aggregate value of transaction:

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
      0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:

      (2) Form, schedule or registration statement no.:

      (3) Filing party:

      (4) Date filed:

- ------------------
  * $125 per Registrant per Investment Company Act Rule 20a-1(c) previously paid.

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

             PAINEWEBBER PREMIER INSURED MUNICIPAL INCOME FUND INC.
                             ---------------------
                                   NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                 JULY 27, 1995
                             ---------------------

TO THE SHAREHOLDERS:

     The annual meeting of shareholders of PaineWebber Premier Insured Municipal Income Fund Inc. ('Fund') will be held on July 27, 1995 at 10:00 a.m., eastern time, at 1285 Avenue of the Americas, 38th Floor, New York, New York 10019 for the following purposes:

     MATTERS TO BE VOTED UPON BY ALL SHAREHOLDERS:

          (1) To elect five (5) directors to serve until the annual meeting of shareholders in 1996, or until their successors are elected and qualified;

          (2) To ratify the selection of Ernst & Young LLP as the Fund's independent auditors for the fiscal year ending March 31, 1996; and

          (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

     MATTERS TO BE VOTED UPON BY HOLDERS OF AUCTION PREFERRED SHARES:

          (4) To elect two (2) directors to serve until the annual meeting of shareholders in 1996 or until their successors are elected and qualified.

     You are entitled to vote at the meeting and any adjournments thereof if you owned Fund shares at the close of business on May 26, 1995. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                          By order of the board of directors,
                                          DIANNE E. O'DONNELL
                                          Secretary

June 2, 1995
1285 Avenue of the Americas
New York, New York 10019

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

       PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted 'FOR' the nominees for director for which you are entitled to cast a vote named in the attached proxy statement and 'FOR' all other proposals noticed above. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY. UNLESS PROXY CARDS SUBMITTED BY CORPORATIONS AND PARTNERSHIPS ARE SIGNED BY THE APPROPRIATE PERSONS AS INDICATED IN THE VOTING INSTRUCTIONS ON THE PROXY CARD, THEY WILL NOT BE VOTED.

             PAINEWEBBER PREMIER INSURED MUNICIPAL INCOME FUND INC.
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019
                             ---------------------

                                PROXY STATEMENT
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 27, 1995
                             ---------------------

     This statement is furnished to the shareholders of PaineWebber Premier Insured Municipal Income Fund Inc. ('Fund') in connection with the board of directors' solicitation of proxies to be used at the annual meeting of shareholders of the Fund to be held on July 27, 1995, or any adjournment or adjournments thereof.

     A majority of the shares outstanding on May 26, 1995, represented in person or by proxy, must be present for the transaction of business at the meeting. In the event that a quorum is not present at the annual meeting (including a quorum of the Fund's auction preferred shares ('APS') with respect to the election of the two directors to be elected by the APS), or if such a quorum is present at the annual meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the annual meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Abstentions and broker non-votes (see below) will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

     Except as otherwise indicated herein, all of the outstanding shares of the Fund's common stock and APS will vote together as a single class, and each full share of the Fund's common stock or APS is entitled to one vote with respect to each matter proposed to be voted upon by the Fund's shareholders at the annual meeting. However, as described below in connection with Proposals 1 and 4, the holders of the APS, voting as a separate class, are entitled to elect two of the Fund's directors.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed. With respect to the holders of the APS, if you give no voting instructions, your shares will be voted in favor of the seven nominees for directors named herein and in favor of the remaining proposals described in this proxy statement. With respect to the holders of the Fund's common stock, your shares will be voted in favor of the nominees for the five directorships on which the holders of the common stock are entitled to vote and in favor of the remaining proposals described in this proxy statement. The proxy card may be revoked by giving another proxy or by letter or telegram revoking your proxy. To be effective, such revocation must be received by the Fund prior to the meeting and must indicate your name and account number. In addition, if you attend the annual meeting in person you may, if you wish, vote by ballot at the meeting, thereby cancelling any proxy previously given.

     This proxy statement will first be mailed to shareholders on or about June 2, 1995. The Fund's annual report containing financial statements for the fiscal year ended March 31, 1995 is being mailed concurrently with this proxy statement.

     As of the record date, May 26, 1995, the Fund had outstanding 20,628,363 shares of common stock and 3000 of the APS, representing Series A, Series B, Series C and Series D shares. The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail but also may include telephone or oral communications by regular employees of Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins') or PaineWebber Incorporated ('PaineWebber'), who will not receive any compensation therefor from the Fund. Management does not know of any person who owns beneficially or of record 5% or more of the shares of the Fund.

     Mitchell Hutchins serves as the Fund's investment adviser and administrator. Mitchell Hutchins is a wholly owned subsidiary of PaineWebber, which is a wholly owned subsidiary of Paine Webber Group Inc. ('PW Group'), a publicly held financial services holding company. PaineWebber acts as a dealer and secondary market-maker in connection with over-the-counter secondary market sales of the Fund's common stock. The principal business address of each of Mitchell Hutchins, PaineWebber and PW Group is 1285 Avenue of the Americas, New York, New York 10019.

                    PROPOSALS 1 AND 4. ELECTION OF DIRECTORS

     Proposals 1 and 4 relate to the election of directors of the Fund. Management proposes the election of the seven nominees named in the table below as directors of the Fund. Each nominee, including those who are not 'interested persons' of the Fund as that term is defined by the Investment Company Act of 1940 ('1940 Act') ('Independent Directors'), has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders or until his or her successor is elected and qualified.

     Holders of the outstanding shares of the APS, voting as a separate class, are entitled to elect two of the Fund's directors. Margo N. Alexander and Meyer Feldberg have been nominated by the Fund's board of directors as the directors that are to be elected by holders of the APS. The other five directors will be elected by holders of the outstanding common stock and APS, voting together as a single class. Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard R. Burt,

John R. Torell III and William D. White have been nominated by the Fund's board of directors as the directors that are to be elected by all common stock and APS holders. Unless you give contrary instructions on the enclosed proxy card: if you are a holder of the APS, your shares will be voted in favor of the election of all seven nominees listed below; and if you are a holder of the common stock, your shares will be voted in favor of the five nominees that are to be elected by all common stock and APS holders. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted in favor of such other nominee or nominees as management may recommend.

     Messrs. Bewkes, Feldberg and White have served as directors of the Fund since its inception. Mr. Torell was appointed as a director of the Fund on December 16, 1992. At a meeting of the Fund's board of directors held on February 15, 1995, Messrs. Armstrong and Burt were appointed to serve as directors of the Fund. Ms. Alexander was nominated to serve as a director of the Fund on May 11, 1995 by Unanimous Written Consent in Lieu of Meeting of the Fund's board of directors. Directors shall be elected by the vote of the holders of a majority of the shares of the Fund present in person or by proxy and entitled to vote thereon. If each of the seven nominees is elected, they will constitute the entire board of directors of the Fund. All directors and officers as a group (18 persons) beneficially owned 17,265 shares of the common stock of the

Fund and none of the APS, including shares shown in the table below, on March 31, 1995, representing less than 1% of shares outstanding of the Fund on that date.

                               PRESENT POSITION WITH THE       SHARES OWNED
                           FUND; BUSINESS EXPERIENCE DURING   BENEFICIALLY ON
                                PAST FIVE YEARS; OTHER           MARCH 31,
      NOMINEE; AGE                   DIRECTORSHIPS                1995**
- -------------------------  ---------------------------------  ---------------
Margo N. Alexander; 48     Nominee and president. Ms.           --
                           Alexander is president, chief
                           executive officer and a director
                           of Mitchell Hutchins. Prior to
                           January 1995, Ms. Alexander was
                           an executive vice president of
                           PaineWebber. Ms. Alexander is
                           also president of 26 other
                           investment companies for which
                           Mitchell Hutchins or PaineWebber
                           serves as investment adviser.

Richard Q. Armstrong; 59   Director. Mr. Armstrong is           --
                           chairman and principal of RQA
                           Enterprises (management
                           consulting firm) (since April
                           1991 and principal occupation

                           since March 1995). Mr. Armstrong
                           is also a director of Hi Lo
                           Automotive, Inc. He was chairman
                           of the board, chief executive
                           officer and co-owner of
                           Adirondack Beverages (producer
                           and distributor of soft drinks
                           and sparkling/still waters)
                           (October 1993-March 1995). He was
                           a partner of The New England
                           Consulting Group (management
                           consulting firm) (December
                           1992-September 1993). He was
                           managing director of LVMH U.S.
                           Corporation (U.S. subsidiary of
                           the French luxury goods
                           conglomerate, Luis Vuitton Moet
                           Hennessey Corporation)
                           (1987-1991) and chairman of its
                           wine and spirits subsidiary,
                           Schieffelin & Somerset Company
                           (1987-1991). Mr. Armstrong is
                           also a director of five other
                           investment companies for which
                           Mitchell Hutchins or PaineWebber
                           serves as investment adviser.

E. Garrett Bewkes, Jr.*;   Director and chairman of the
  68                       board of directors. Mr. Bewkes is   17,265
                           a director of PW Group (holding
                           company of PaineWebber and
                           Mitchell Hutchins) and a
                           consultant to PW Group. Prior to
                           1988, he was chairman of the
                           board, president and chief
                           executive officer of American
                           Bakeries Company. Mr. Bewkes is
                           also a director of Interstate
                           Bakeries Corporation and a
                           director or trustee of 26 other
                           investment companies for which
                           Mitchell Hutchins or PaineWebber
                           serves as investment adviser.

                               PRESENT POSITION WITH THE       SHARES OWNED
                           FUND; BUSINESS EXPERIENCE DURING   BENEFICIALLY ON
                                PAST FIVE YEARS; OTHER           MARCH 31,
      NOMINEE; AGE                   DIRECTORSHIPS                1995**
- -------------------------  ---------------------------------  ---------------



Richard R. Burt; 47        Director. Mr. Burt is chairman of       --
                           International Equity Partners
                           (international investments and
                           consulting firm) (since March
                           1994) and a partner of McKinsey &
                           Company (management consulting
                           firm) (since 1991). He is also a
                           director of American Publishing
                           Company. He was the chief
                           negotiator in the Strategic Arms
                           Reduction Talks with the former
                           Soviet Union (1989-1991) and the
                           U.S. Ambassador to the Federal
                           Republic of Germany (1985-1989).
                           Mr. Burt is also a director of
                           five other investment companies
                           for which Mitchell Hutchins or
                           PaineWebber serves as investment
                           adviser.

Meyer Feldberg; 52         Director. Mr. Feldberg is Dean       --
                           and Professor of Management of
                           the Graduate School of Business,
                           Columbia University. Prior to
                           1989, he was president of the
                           Illinois Institute of Technology.
                           Dean Feldberg is also a director
                           of AMSCO International Inc.,
                           Federated Department Stores,
                           Inc., Inco Homes Corporation and
                           New World Communications Group
                           Incorporated and a director or
                           trustee of 19 other investment
                           companies for which Mitchell
                           Hutchins or PaineWebber serves as
                           investment adviser.

John R. Torell III; 55     Director. Mr. Torell is chairman     --
                           of Torell Management, Inc.
                           (financial advisory firm) (since
                           1989). Mr. Torell is the former
                           chairman and chief executive
                           officer of Fortune Bancorp
                           (1990-1994 and 1991-1994,
                           respectively) and of Fortune Bank
                           (savings association)
                           (1990-1994). He is the former
                           chairman, president and chief
                           executive officer of CalFed, Inc.
                           (savings association) (1988 to
                           1989) and former president of
                           Value Properties (real estate
                           investment company) (1991-1993)

                           and Manufacturers Hanover Corp.
                           (bank) (prior to 1988). Mr.
                           Torell is also a director of
                           American Home Products Corp.,
                           Volt Information Services Inc.
                           and a director or trustee of 10
                           other investment companies for
                           which Mitchell Hutchins or
                           PaineWebber serves as investment
                           adviser.

                               PRESENT POSITION WITH THE       SHARES OWNED
                           FUND; BUSINESS EXPERIENCE DURING   BENEFICIALLY ON
                                PAST FIVE YEARS; OTHER           MARCH 31,
      NOMINEE; AGE                   DIRECTORSHIPS                1995**
- -------------------------  ---------------------------------  ---------------


William D. White; 60       Director. Mr. White is retired.      --
                           From February 1989 through March
                           1994, he was president of the
                           National League of Professional
                           Baseball Clubs. Prior to 1989, he
                           was a television sportscaster for
                           WPIX-TV, New York. Mr. White is
                           also director or trustee of 10
                           other investment companies for
                           which Mitchell Hutchins or
                           PaineWebber serves as investment
                           adviser.

- ------------------
 * Indicates 'interested person' of the Fund as defined by the 1940 Act.

** Unless otherwise stated, as of the date indicated, each director had sole voting and investment power of shares owned. On March 31, 1995, none of the directors owned any of the APS.

     The board of directors of the Fund met six times during the fiscal year ended March 31, 1995. The Audit Committee of the board currently consists of Messrs. Feldberg, Torell and White. The duties of the Audit Committee are (a) to review the financial and accounting policies of the Fund, including internal accounting control procedures, and to review reports prepared by the Fund's independent auditors, including reports on the Fund's financial statements; (b) to review and recommend approval or disapproval of audit and non-audit services and the fees charged for such services; (c) to evaluate the independence of the independent auditors and to recommend whether to retain such independent auditors for the next fiscal year; and (d) to report to the board and make such recommendations as it deems necessary. The Audit Committee met once during the Fund's fiscal year ended March 31, 1995.


     The board does not have a standing nominating or compensation committee. The Fund pays the Independent Directors of the Fund $1,500 annually and an attendance fee of $250 per meeting of the board and its committees; directors of the Fund who are 'interested persons' as defined by the 1940 Act receive no compensation from the Fund. Directors are reimbursed for any expenses incurred in attending meetings. The table below includes certain information relating to the compensation of the Fund's directors for the fiscal year ended March 31, 1995.

                               COMPENSATION TABLE

                                                                     PENSION OR
                                                                     RETIREMENT                           TOTAL
                                                                      BENEFITS                        COMPENSATION
                                                      AGGREGATE      ACCRUED AS       ESTIMATED       FROM THE FUND
                                                     COMPENSATION      PART OF          ANNUAL        AND THE FUND
                     NAME OF                             FROM        THE FUND'S     BENEFITS UPON     COMPLEX PAID
                 PERSON, POSITION                     THE FUND*       EXPENSES        RETIREMENT      TO DIRECTORS+
- --------------------------------------------------   ------------    -----------    --------------    -------------
Richard Q. Armstrong,
  Director........................................     $    250              --              --         $       0
                                                     ------------    -----------    --------------    -------------
E. Garrett Bewkes, Jr.,
  Director and chairman of
  the board of directors..........................           --              --              --                --
Richard R. Burt,
  Director........................................     $    250              --              --         $       0
                                                     ------------    -----------    --------------    -------------
Meyer Feldberg,
  Director........................................     $  2,875              --              --         $  86,050
John R. Torell III,
  Director........................................     $  3,125              --              --         $  39,750
William D. White,
  Director........................................     $  2,625              --              --         $  33,250

- ------------------

* Represents fees paid to each director during the fiscal year ended March 31, 1995.

+ Represents amounts paid to each director during the calendar year ended
  December 31, 1994.

                PROPOSAL 2. RATIFICATION OF SELECTION OF AUDITORS

     The Fund's financial statements for the fiscal year ended March 31, 1995 were audited by Ernst & Young LLP, independent auditors. In addition, Ernst &

Young LLP prepares the Fund's federal and state annual income tax returns.

     The board of directors of the Fund has selected Ernst & Young LLP as the independent auditors for the Fund for the fiscal year ending March 31, 1996, subject to ratification by shareholders of the Fund at the annual meeting. Ernst & Young LLP has been the Fund's independent auditors since its inception in June 1993. The ratification of Ernst & Young LLP as independent auditors is to be voted upon at the annual meeting, and it is intended that the persons named in the accompanying proxy will vote for such ratification unless contrary instructions are given. Ernst & Young LLP has informed the Fund that it has no material direct or indirect financial interest in the Fund. The affirmative vote of the holders of a majority of the shares of the Fund cast at the annual meeting is required for ratification.

     Representatives of Ernst & Young LLP are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE 'FOR' PROPOSAL 2.

                               EXECUTIVE OFFICERS

     Officers of the Fund are appointed by the directors and serve at the pleasure of the board. None of the Fund's officers currently receives any compensation from the Fund. During the Fund's fiscal year ended March 31, 1995, statements of changes in beneficial ownership on Form 4 were not filed on a timely basis with respect to the introduction of the APS-Series D on behalf of each director except Messrs. Armstrong and Burt, and of each officer except Ms. Alexander. The executive officers of the Fund, other than Ms. Alexander who is a nominee for director, are:

          TERESA M. BOYLE, age 36, vice president of the Fund (appointed February 1994). Ms. Boyle is a first vice president and manager--advisory administration of Mitchell Hutchins. Prior to November 1993, she was compliance manager of Hyperion Capital Management, Inc., an investment advisory firm. Prior to April 1993, Ms. Boyle was a vice president and manager--legal administration of Mitchell Hutchins. Ms. Boyle is also a vice president of 39 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

          JOAN L. COHEN, age 30, vice president and assistant secretary of the Fund (appointed February 1994). Ms. Cohen is a vice president and attorney of Mitchell Hutchins. Prior to December 1993, she was an associate at the law firm of Seward & Kissel. Ms. Cohen is also a vice president and assistant secretary of 26 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

          ELLEN R. HARRIS, age 48, vice president of the Fund (appointed February 1993). Ms. Harris is chief domestic equity strategist and a managing director of Mitchell Hutchins. Ms. Harris is also a vice president of 19 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.


          ANN E. MORAN, age 37, vice president and assistant treasurer of the Fund (appointed February 1993). Ms. Moran is a vice president of Mitchell Hutchins. Ms. Moran is also a vice president and assistant treasurer of 39 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

          DIANNE E. O'DONNELL, age 43, vice president and secretary of the Fund (appointed February 1993). Ms. O'Donnell is a senior vice president and senior associate general counsel of Mitchell Hutchins. Ms. O'Donnell is also a vice president and secretary of 39 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

          VICTORIA E. SCHONFELD, age 44, vice president of the Fund (appointed May 1994). Ms. Schonfeld is a managing director and general counsel of Mitchell Hutchins. From April 1990 to May 1994, she was a partner in the law firm of Arnold & Porter. Prior to April 1990, she was a partner in the law firm of Shereff, Friedman, Hoffman & Goodman. Ms. Schonfeld is also a vice president of 39 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

          PAUL H. SCHUBERT, age 32, vice president and assistant treasurer of the Fund (appointed September 1994). Mr. Schubert is a vice president of Mitchell Hutchins. From August 1992 to August 1994, he was a vice president at BlackRock Financial Management, L.P. Prior to August 1992, he was an audit manager with Ernst & Young LLP. Mr. Schubert is also a vice president and assistant treasurer of 39 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

          GREGORY W. SERBE, age 50, vice president of the Fund (appointed February 1993). Mr. Serbe is a managing director of Mitchell Hutchins responsible for tax-exempt bonds and tax-exempt and taxable money market investments. Mr. Serbe is also a vice president of 15 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

          MARTHA J. SLEZAK, age 32, vice president and assistant treasurer of the Fund (appointed February 1993). Ms. Slezak is a vice president of Mitchell Hutchins. From September 1991 to April 1992, she was fund-raising director for a U.S. Senate campaign. Prior to September 1991, she was a tax manager with Arthur Andersen & Co. LLP. Ms. Slezak is also a vice president and assistant treasurer of 39 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

          JULIAN F. SLUYTERS, age 34, vice president and treasurer of the Fund (appointed February 1993). Mr. Sluyters is a senior vice president and the director of the mutual fund finance division of Mitchell Hutchins. Prior to 1991, he was an audit senior manager with Ernst & Young LLP. Mr. Sluyters is also a vice president and treasurer of 39 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

          GREGORY K. TODD, age 38, vice president and assistant secretary of the

     Fund (appointed May 1993). Mr. Todd is a first vice president and associate general counsel of Mitchell Hutchins. Prior to 1993, he was a partner in the law firm of Shereff, Friedman, Hoffman & Goodman. Mr. Todd is also a vice president and assistant secretary of 39 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

                             SHAREHOLDER PROPOSALS

     Any shareholder who wishes to submit proposals to be considered at the Fund's 1996 annual meeting of shareholders should send such proposals to the Fund at 1285 Avenue of the Americas, New York, New York 10019, so as to be received by the Fund no later than March 29, 1996. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

                                 OTHER BUSINESS

     The management knows of no business to be presented to the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.

                                         By order of the board of directors,


                                          DIANNE E. O'DONNELL
                                          Secretary
June 2, 1995

        IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.

                                PROXY STATEMENT

- ---------------------------------
                      PAINEWEBBER
                  PREMIER INSURED
                        MUNICIPAL
                 INCOME FUND INC.
- ---------------------------------

                      ----------------------------------------------------------
                                                                     PAINEWEBBER
                                                                 PREMIER INSURED
                                                                       MUNICIPAL
                                                                INCOME FUND INC.
                      ----------------------------------------------------------

                                                        ------------------------
                                                                       NOTICE OF
                                                                  ANNUAL MEETING

                                                                   TO BE HELD ON
                                                                   JULY 27, 1995
                                                                             AND
                                                                 PROXY STATEMENT
                                               ---------------------------------

             PAINEWEBBER PREMIER INSURED MUNCIPAL INCOME FUND INC.           APS
                 ANNUAL MEETING OF SHAREHOLDERS--JULY 27, 1995             PROXY

The undersigned hereby appoints as proxies GREGORY K. TODD and GIOVANNI A. URENA, and each of them (with power of substitution) to vote for the undersigned all shares of the stock of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote 'FOR' all proposals. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PAINEWEBBER PREMIER INSURED MUNICIPAL INCOME FUND INC. ('FUND').
                             YOUR VOTE IS IMPORTANT

       Please date and sign this proxy on the reverse side and return it in the enclosed postage paid envelope to:
      PFPC Inc., P.O. BOX 9426, Wilmington, DE 19809-9938. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies returned by mail.

       PLEASE INDICATE YOUR VOTE BY AN 'X' IN THE APPROPRIATE BOX BELOW.
                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR'

                                                               FOR
                                                     FOR       ALL        WITH
                                                     ALL OR  EXCEPT  OR   HOLD
1.  ELECTION OF DIRECTORS
    (INSTRUCTION:    TO WITHHOLD AUTHORITY TO VOTE
          FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE
          THROUGH THE NOMINEE'S NAME IN THE LIST
          BELOW AND MARK CENTER BOX TO RIGHT.)       / /      / /        / /
    Margo N. Alexander, Richard Q. Armstrong, E.
    Garrett Bewkes, Jr., Richard R. Burt, Meyer
    Feldberg, John R. Torell III, William D. White

                                                     FOR     AGAINST     ABSTAIN

2.  Ratification of the selection of Ernst & Young   / /     / /         / /
    LLP as the Fund's independent auditors for the
    fiscal year ending March 31, 1996.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

This proxy will not be voted unless it is dated and signed exactly as instructed below.

                                               If shares are held jointly, each
                                               Shareholder named should sign. If
                                               only one signs, his or her
                                               signature will be binding. If the
                                               Shareholder is a corporation, the
                                               President or a Vice President
                                               should sign in his or her own
                                               name, indicating title. If the
                                               Shareholder is a partnership, a
                                               partner should sign in his or her
                                               own name, indicating that he or
                                               she is a 'Partner.'

                                                    Sign exactly as name appears
                                                                         hereon.

                                               __________________________ (L.S.)

                                               __________________________ (L.S.)

                                               Date ____________________, 19____

             PAINEWEBBER PREMIER INSURED MUNCIPAL INCOME FUND INC.  COMMON STOCK
                 ANNUAL MEETING OF SHAREHOLDERS--JULY 27, 1995        PROXY

The undersigned hereby appoints as proxies GREGORY K. TODD and GIOVANNI A. URENA, and each of them (with power of substitution) to vote for the undersigned all shares of the stock of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote 'FOR' all proposals. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PAINEWEBBER PREMIER INSURED MUNICIPAL INCOME FUND INC. ('FUND').
                             YOUR VOTE IS IMPORTANT

       Please date and sign this proxy on the reverse side and return it in the enclosed postage paid envelope to:
      PFPC Inc., P.O. BOX 9426, Wilmington, DE 19809-9938. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies returned by mail.

       PLEASE INDICATE YOUR VOTE BY AN 'X' IN THE APPROPRIATE BOX BELOW.
                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR'

                                                              FOR
                                                     FOR      ALL        WITH
                                                     ALL OR   EXCEPT OR  HOLD

1.  ELECTION OF DIRECTORS
    (INSTRUCTION:    TO WITHHOLD AUTHORITY TO VOTE
          FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE
          THROUGH THE NOMINEE'S NAME IN THE LIST
          BELOW AND MARK CENTER BOX TO RIGHT.)       / /      / /        / /
    Richard Q. Armstrong, E. Garrett Bewkes, Jr.,
    Richard R. Burt, John R. Torell III, William D.
    White

                                                     FOR      AGAINST    ABSTAIN
2.  Ratification of the selection of Ernst & Young
    LLP as the Fund's independent auditors for the
    fiscal year ending March 31, 1996.               / /      / /        / /


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

This proxy will not be voted unless it is dated and signed exactly as instructed below.

                                               If shares are held jointly, each
                                               Shareholder named should sign. If
                                               only one signs, his or her
                                               signature will be binding. If the
                                               Shareholder is a corporation, the
                                               President or a Vice President
                                               should sign in his or her own
                                               name, indicating title. If the
                                               Shareholder is a partnership, a
                                               partner should sign in his or her
                                               own name, indicating that he or
                                               she is a 'Partner.'

                                                    Sign exactly as name appears
                                                                         hereon.

                                               __________________________ (L.S.)

                                               __________________________ (L.S.)

                                               Date ____________________, 19____